                                               SECURITIES AND EXCHANGE COMMISSION
                                                     Washington, D.C. 20549

                                                            FORM 8-K

                                                         CURRENT REPORT

                             Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                                   Date of report: December 31, 2002

                                               ENTERPRISE PRODUCTS PARTNERS L.P.
                                               ENTERPRISE PRODUCTS OPERATING L.P.
                                      (Exact name of registrants as specified in their charters)

                           Delaware                            1-14323                        76-0568219
                           Delaware                         333-93239-01                      76-0568220
               (State or other jurisdiction of               (Commission           (I.R.S. Employer Identification
                incorporation of organization)                File Number)                        No.)

                                2727 North Loop West, Houston, Texas                77008-1037
                                (Address of principal executive offices)            (Zip Code)

                                              Registrants telephone number, including area code:
                                                            (713) 880-6500

                                                        EXPLANATORY NOTE

This report constitutes a combined report for Enterprise Products Partners L.P. (the "Company") Commission File No. 1-14323) and its
98.9899% owned subsidiary, Enterprise Products Operating L.P. (the "Operating Partnership") (Commission File No. 333-93239-01).
Since the Operating Partnership owns substantially all of the Company's consolidated assets and conducts substantially all of the
Company's business and operations, the information set forth herein constitutes combined information for the Company and the
Operating Partnership.

Unless the context requires otherwise, references to "we", "us", "our" or the "Company" are intended to mean the consolidated business and operations of Enterprise Products Partners L.P., which includes Enterprise Products Operating L.P. and its subsidiaries.

The purpose of this report is to file as an Exhibit our Unaudited Pro Forma Consolidated Financial Statements and Notes showing the pro forma effect of certain strategic acquisitions we have completed since January 2001.  In addition, these pro forma financial statements reflect the common unit offering we completed in October 2002.  The pro forma consolidated balance sheet presents the financial effects of the equity offering assuming it had occurred on September 30, 2002.  Our September 30, 2002 historical balance sheet already reflects the acquisitions.  The pro forma statements of consolidated operations assume the acquisitions and equity offering had occurred as of the beginning of the fiscal year presented.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial statements of business acquired.

                  Not applicable.

(b)      Pro forma financial information.

                  See "Exhibits" below.

(c)      Exhibits.

99.1     Unaudited Pro Forma Consolidated Financial Statements of Enterprise Products Partners, L.P.  and accompanying notes.

                                                           SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                                               ENTERPRISE PRODUCTS PARTNERS L.P.
                                                               ENTERPRISE PRODUCTS OPERATING L.P.

                                                               By:      Enterprise Products GP, LLC, the general
                                                                        partner of the Company and Operating Partnership

Date:  December 31, 2002                                       By:      /s/ Michael J. Knesek
                                                               ---------------------------------------------------------------
                                                               Name:    Michael J. Knesek
                                                               Title:   Vice President, Controller and Principal Accounting
                                                                        Officer of Enterprise Products GP, LLC